Exhibit 99.3

Gryphon Digital Mining to Present at the Ladenburg Thalmann Tech Expo 2023

Gryphon will be presenting at 12:30 pm (ET), Thursday April 27th, 2023

Las Vegas, Nevada --(BUSINESS WIRE)—Gryphon Digital Mining a private company with a leading net carbon neutral bitcoin miner with a proposed merger with Akerna Corp (NASDAQ:KERN), will present at the Ladenburg Thalmann Technology Expo 2023 in New York on April 27th at 12:30 pm ET. CEO Rob Chang will be providing an update on the proposed merger and highlight Gryphon’s industry leading operating performance.

Presentation Time: 12:30 pm ET

Date: Thursday, April 27th, 2023

Location: Convene, 101 Park Avenue, New York, NY (41st and Park Avenue) A live webcast of the presentation can be accessed at: https://wsw.com/webcast/ladenburg9/gryph/2650242

For more information about the Ladenburg Thalmann Tech Expo please email techexpo@ladenburg.com

Gryphon Digital Mining, Inc. is an innovative venture in the cryptocurrency space dedicated to helping bring digital assets onto the clean energy grid. With a talented leadership team coming from globally recognized brands, Gryphon is assembling thought leaders to improve digital asset network infrastructure. Its Bitcoin mining operation has a net carbon-negative strategy. More information is available on https://gryphondigitalmining.com/.

About The Ladenburg Thalmann Tech Expo 2023

The 2023 Expo will feature presentations from the managements of approximately 50 public and private technology companies covering media and content-tech; software and service-tech; and hardware and defend-tech. The format will include three presentation tracks along with one-on-one meetings. In addition, a number of companies will be providing live demonstrations of their products and offerings in the ʻLadenburg Expo formatʼ, which will provide an additional opportunity to interact with management teams.

About Ladenburg Thalmann

Ladenburg Thalmann is a full-service, diversified financial services firm that offers a full suite of investment banking and capital markets products and services, including equity and debt capital raising, mergers and acquisitions, corporate finance advisory and fairness opinions. Ladenburg was established in 1876 and has been a member of the New York Stock Exchange for 135 years, until its merger with Advisor Group in March 2020. The combined platform now has over 10,000 financial advisors in the US managing over $450 billion in client assets. For more information, please visit www.Ladenburg.com.

Company Contact

For more information on XYZ please contact

Name: Rob Chang

Phone Number: (877) MINE-ESG, (877) 646-3374

Email: invest@gryphonmining.com

Additional Information and Where to Find It

This communication may be deemed to be solicitation material with respect to the proposed transactions between Akerna and Gryphon. In connection with the proposed transactions, Akerna intends to file relevant materials with the United States Securities and Exchange Commission (the “SEC”), including a registration statement on Form S-4 that will contain a prospectus and a proxy statement. Akerna will mail the proxy statement/prospectus to the Akerna stockholders, and the securities to be issued pursuant to the prospectus may not be sold or exchanged until the registration statement becomes effective. Investors and securityholders of Akerna and Gryphon are urged to read these materials when they become available because they will contain important information about Akerna, Gryphon and the proposed transactions. This communication is not a substitute for the registration statement, definitive proxy statement/prospectus or any other documents that Akerna may file with the SEC or send to securityholders in connection with the proposed transactions. Investors and securityholders may obtain free copies of the documents filed with the SEC, once available, on Akerna’s website at www.akerna.com, on the SEC’s website at www.sec.gov or by directing a request to Akerna’s Investor Relations at (516) 419-9915.

This communication is not a proxy statement or a solicitation of a proxy, consent or authorization with respect to any securities or in respect of the proposed transactions, and shall not constitute an offer to sell or the solicitation of an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended.

Participants in the Solicitation

Each of Akerna and Gryphon and their respective directors and executive officers may be deemed to be participants in the solicitation of proxies from the stockholders of Akerna in connection with the proposed transactions. Information about the executive officers and directors of Akerna is set forth in Akerna’s Definitive Proxy Statement on Schedule 14A relating to the 2022 Annual Meeting of Stockholders, filed with the SEC on April 19, 2022. Other information regarding the interests of such individuals, who may be deemed to be participants in the solicitation of proxies from the stockholders of Akerna, will be set forth in the proxy statement/prospectus, which will be included in Akerna’s registration statement on Form S-4 when it is filed with the SEC. You may obtain free copies of these documents as described above.

Cautionary Statements Regarding Forward-Looking Statements

This press release contains forward-looking statements based upon the current expectations of Gryphon and Akerna. Actual results and the timing of events could differ materially from those anticipated in such forward-looking statements as a result of these risks and uncertainties, which include, without limitation: (i) the risk that the conditions to the closing of the proposed transactions are not satisfied, including the failure to timely obtain stockholder approval for the transactions, if at all; (ii) uncertainties as to the timing of the consummation of the proposed transactions and the ability of each of Akerna and Gryphon to consummate the proposed merger e; (iii) risks related to Akerna entering into a definitive agreement regarding the new sale transaction with the new party pursuant to the terms of the acquisition proposal and risks related to whether the terms of such definitive agreement will result in increased stockholder value (iv) risks related to potential lawsuits regarding Akerna’s determination to terminate its agreement with POSaBIT, (v) risks related to Akerna’s ability to manage its operating expenses and its expenses associated with the proposed transactions pending closing; (vi) risks related to the failure or delay in obtaining required approvals from any governmental or quasi-governmental entity necessary to consummate the proposed transactions; (vii) the risk that as a result of adjustments to the exchange ratio, Akerna stockholders and Gryphon stockholders could own more or less of the combined company than is currently anticipated; (viii) risks related to the market price of Akerna’s common stock relative to the exchange ratio; (ix) unexpected costs, charges or expenses resulting from either or both of the proposed transactions; (x) potential adverse reactions or changes to business relationships resulting from the announcement or completion of the proposed transactions; (xi) risks related to the inability of the combined company to obtain sufficient additional capital to continue to advance its business plan; and (xii) risks associated with the possible failure to realize certain anticipated benefits of the proposed transactions, including with respect to future financial and operating results. Actual results and the timing of events could differ materially from those anticipated in such forward-looking statements as a result of these risks and uncertainties. These and other risks and uncertainties are more fully described in periodic filings with the SEC, including the factors described in the section titled “Risk Factors” in Akerna’s Annual Report on Form 10-K for the year ended December 31, 2022 filed with the SEC, and in other filings that Akerna makes and will make with the SEC in connection with the proposed transactions, including the proxy statement/prospectus described under “Additional Information and Where to Find It.” You should not place undue reliance on these forward-looking statements, which are made only as of the date hereof or as of the dates indicated in the forward-looking statements. Except as required by law, Akerna and Gryphon expressly disclaim any obligation or undertaking to update or revise any forward-looking statements contained herein to reflect any change in its expectations with regard thereto or any change in events, conditions or circumstances on which any such statements are based.

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